UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2007

Affordable Residential Communities Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-31987	84-1477939
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7887 E. Belleview Avenue, Suite 200, Englewood, CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: 303-383-7500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

Aircraft Timesharing Agreements

On July 31, 2007, in connection with the closing of the Farallon Transaction (as defined in Item 2.01), each of the following time share agreements (the “Timeshare Agreements”) were terminated:

•

Time Share Agreement, dated July 15, 2006 between Larry D. Willard, Chairman of the Board and Chief Executive Officer of the Affordable Residential Communities Inc. (the "Company"), and Affordable Residential Communities LP(the "Operating Partnership"); and

•	Time Share Agreement dated July 15, 2006 between James F. Kimsey, President and Chief Operating Officer of the Company, and the Operating Partnership.

The Timeshare Agreements were with the Operating Partnership of which the Company is the sole General Partner and addressed (i) the costs and terms upon which each of Mr. Willard and Mr. Kimsey could use the airplane operated by the Operating Partnership for their personal use, (ii) compensation to the Operating Partnership for such use and (iii) the requirements of the Federal Aviation Administration with respect to such usage.

Lease Receivables and Consumer Finance Facilities

In connection with the consummation of the Farallon Transaction, all outstanding principal and interest under the Company's $150 million secured revolving credit facility (the "Lease Receivables Facility") and $125 million credit facility (the "Consumer Finance Facility") with Merrill Lynch Mortgage Capital Inc. were repaid and the Lease Receivables Facility and Consumer Finance Facility were terminated.

The Lease Receivables Facility was used to finance the purchase of manufactured homes and for general corporate purposes and provided for a $150 million secured revolving credit facility with the limit on borrowing from an amount equal to approximately 65% of the net book value of the eligible manufactured housing units owned by two of the Company's indirect wholly owned subsidiaries, ARC Housing LLC and ARC HousingTX LP (collectively, “Housing”) and located in ARC's communities, subject to certain other applicable borrowing base requirements. The Lease Receivables Facility had an interest rate of 4.125% plus one-month LIBOR, and a maturity of September 30, 2008. Borrowings under the Lease Receivables Facility were secured by an assignment of all lease receivables and rents, an assignment of the underlying manufactured homes and a pledge by ARCHC LLC and ARC Housing GP LLC of 100% of the outstanding equity in Housing.

The Consumer Finance Facility was an obligation of Enspire Finance LLC, an indirect wholly owned subsidiary of the Operating Partnership, and borrowings under this facility were secured by manufactured housing conditional sales contracts. The Consumer Finance Facility had a term of four years and a variable interest rate based upon a spread of 3.00% over the one-month LIBOR.

In connection with the termination of the Lease Receivables Facility and the Consumer Finance Facility, the following material definitive agreements were terminated:

•	Master Repurchase Agreement, dated as of February 18, 2004, between Merrill Lynch Mortgage Capital Inc. and Enspire Finance LLC;
•	Amendment No. 1 to the Master Repurchase Agreement, dated as of April 6, 2005, between Merrill Lynch Mortgage Capital Inc and Enspire Finance LLC;
•	Credit Agreement, dated as of April 6, 2005, by and among ARC Housing LLC, ARC HousingTX LP and Merrill Lynch Mortgage Capital Inc.;
•	Guarantee, dated as of April 6, 2005, made by Affordable Residential Communities LP in favor of Merrill Lynch Mortgage Capital Inc.;
•	Second Amended and Restated Guaranty, dated as of April 6, 2005, made by Affordable Residential Communities LP in favor of Merrill Lynch Mortgage Capital Inc.;
•	Amended and Restated Guaranty, dated as of April 6, 2005, made by ARC Dealership Inc. in favor of Merrill Lynch Mortgage Capital Inc.;
•	Amendment No. 1 to the Second Amended and Restated Guaranty, dated as of October 24, 2005, made by Affordable Residential Communities LP in favor of Merrill Lynch Mortgage Capital Inc; and
•	Second Amendment to Credit Agreement, dated as of April 5, 2006 by and among, ARC Housing LLC, ARC Housing TX LP and Merrill Lynch Mortgage Capital Inc.

Senior Fixed Rate Mortgage Due 2016 and Senior Variable Rate Mortgage Due 2009

In connection with the consummation of the Farallon Transaction, all of the outstanding principal and interest under the Company's $230 million mortgage debt facility with Merrill Lynch Mortgage Capital Inc., which was comprised of a $170 million 10-year fixed rate mortgage debt component bearing interest at 6.239% (the "Senior Fixed Rate Mortgage Due 2016") and a $60 million 3-year floating rate mortgage debt component bearing monthly adjusted interest at one-month LIBOR plus 80 basis points (the "Senior Variable Rate Mortgage Due 2009"), were repaid and they were terminated.

In connection with the termination of the Senior Fixed Rate Mortgage Due 2016 and Senior Variable Rate Mortgage Due 2009, the following material definitive agreements were terminated:

•	Loan Agreement dated July 11, 2006 among ARCML06 LLC, ARC18TX LP, ARC18FLD LLC, ARC18FLSH LLC, ARCFLMC LLC and ARCFLSV LLC, as co-borrowers and Merrill Lynch Mortgage Lending, Inc.; and
•	Guaranty of Non-Recourse Obligations dated July 11, 2006 between Affordable Residential Communities LP and Merrill Lynch Mortgage Lending, Inc.

Senior Fixed Rate Mortgage Due 2012

In connection with the consummation of the Farallon Transaction, all of the outstanding principal and interest under the Company's senior fixed rate mortgage due 2012 (the "Senior Fixed Rate Mortgage Due 2012") with Morgan Stanley Dean Witter Mortgage Capital Inc. and GMAC Commercial Mortgage Corporation were repaid and it was terminated. The Senior Fixed Rate Mortgage Due 2012 bore interest at a fixed rate of 7.35% per annum and was an obligation of certain of the Company's special purpose real property subsidiaries.

In connection with the termination of the Senior Fixed Rate Mortgage Due 2012, the following material definitive agreements were terminated:

•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 1 LLC and GMAC Commercial Mortgage Corporation;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 2 LLC and Morgan Stanley Dean Witter Mortgage Capital Inc.;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 3 LLC and Morgan Stanley Dean Witter Mortgage Capital Inc.;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 4 LLC and Morgan Stanley Dean Witter Mortgage Capital Inc.;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 5 LLC and Morgan Stanley Dean Witter Mortgage Capital Inc.;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 6 LLC and Morgan Stanley Dean Witter Mortgage Capital Inc.;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 7 LLC and Morgan Stanley Dean Witter Mortgage Capital Inc.;
•	Loan Agreement, dated as of May 2, 2002, between ARC Communities 8 LLC and GMAC Commercial Mortgage Corporation; and
•	Loan Agreement, dated as of May 2, 2002, between ARC SPEI I, L.L.C. and Morgan Stanley Dean Witter Mortgage Capital Inc.

Senior Fixed Rate Mortgage Due 2009 and Senior Fixed Rate Mortgage Due 2014

In connection with the consummation of the Farallon Transaction, all of the outstanding principal and interest under the Company's senior fixed rate mortgage due 2009 (the "Senior Fixed Rate Mortgage Due 2009") and a senior fixed rate mortgage due 2014 (the "Senior Fixed Rate Mortgage Due 2014") with Citigroup Global Markets Realty Corp. and Merrill Lynch Mortgage Lending Inc. were repaid and they were terminated. The Senior Fixed Rate Mortgage Due 2009 and the Senior Fixed Rate Mortgage Due 2014 bore interest at fixed rates of 5.05% and 5.53% per annum, respectively, and they were obligations of certain real property subsidiaries of the Operating Partnership.

In connection with the termination of the Senior Fixed Rate Mortgage Due 2009 and the Senior Fixed Rate Mortgage Due 2014, the following material definitive agreements were terminated:

•	Loan Agreement, dated February 18, 2004, by and among ARC4BFND, L.L.C. and Citigroup Global Markets Realty Corp.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 11 LLC and Citigroup Global Markets Realty Corp.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 13 LLC and Citigroup Global Markets Realty Corp.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 14 LLC, ARC14FLCV LLC and Citigroup Global Markets Realty Corp.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 17 LLC and Citigroup Global Markets Realty Corp.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 9 LLC and Merrill Lynch Mortgage Lending, Inc.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 10 LLC and Merrill Lynch Mortgage Lending, Inc.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 12 LLC and Merrill Lynch Mortgage Lending, Inc.;
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 15 LLC, ARC15FLOV LLC and Merrill Lynch Mortgage Lending, Inc.; and
•	Loan Agreement, dated February 18, 2004, by and among ARC Communities 16 LLC and Merrill Lynch Mortgage Lending, Inc.

Severance Agreement

Pursuant to the resignation of Scott L. Gesell as the Executive Vice President and General Counsel of the Company and each of its subsidiaries, Mr. Gesell's Severance Agreement, dated February 18, 2004, was terminated on July 31, 2007.

Pairing Agreement

Pursuant to the redemption of the outstanding limited partnership interests of the Operating Partnership as described below under Item 8.01, the First Amended and Restated Pairing Agreement, dated as of February 12, 2004, by and between the Company and the Operating Partnership, will be terminated effective upon the completion of the redemption of all of the outstanding limited partnership interests held by any limited partner of the Operating Partnership that is not an affiliate of the Company

Item 2.01. Completion of Disposition of Assets.

On July 31, 2007, the Company announced that it had completed the sale of certain of its assets, including the operating assets used in its manufactured home communities business and its retail sales and financing business, but excluding its recently acquired insurance subsidiary, NLASCO, Inc., pursuant to the terms of the Transaction Agreement (the "Transaction Agreement"), dated as of April 17, 2007, by and among the Company, the Operating Partnership, ARC Dealership, Inc., ARC Management Services, Inc., ARCIV GV, Inc., ARCMS, Inc., ARC TRS, Inc., Salmaho Irrigation Co., Windstar Aviation Corp., ARC/DAM Management, Inc., Colonial Gardens Water, Inc., and American Residential Communities LLC (formerly American Riverside Communities LLC) (the "Buyer"), an affiliate of Farallon Capital Management L.L.C., (the "Farallon Transaction"). The Company has received gross proceeds of approximately $890 million in cash, which represents the amount of the excess of $1.794 billion less the indebtedness assumed by the Buyer. After giving effect to expenses and taxes and after giving effect to the Company's continued outstanding preferred stock and senior subordinated notes, the Company's net cash balance will be approximately $550 million. This amount is subject to certain post-closing adjustments. The Company expects to use a portion of the proceeds for general working capital, liquidation of OP units and to repay outstanding obligations.

A copy of the press release, dated July 31, 2007, announcing the completion of the Farallon Transaction is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02. Departures of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers.

On July 31, 2007, in connection with and as of the effective time of the Farallon Transaction, James F. Kimsey resigned from the Company's Board of Directors and as the President and Chief Operating Officer of the Company and each of its subsidiaries.

On July 31, 2007, in connection with and as of the effective time of the Farallon Transaction, Scott L. Gesell resigned as the Executive Vice President and General Counsel of the Company and each of its subsidiaries.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 26, 2007, the Company's Board of Directors approved an amendment to the Company's Articles of Amendment and Restatement (the "Articles of Amendment") providing for the change of the Company's name from "Affordable Residential Communities Inc." to "Hilltop Holdings Inc." The Articles of Amendment was filed and became effective on July 31, 2007.

The change in name did not require stockholder approval. A copy of the Articles of Amendment, dated July 31, 2007, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.   Other Events.

Pursuant to the First Amended and Restated Agreement of Limited Partnership of Operating Partnership, as amended on July 3, 2007, the Company, as the sole General Partner of the Operating Partnership, will be redeeming all of the outstanding limited partnership interests held by any limited partner of the Operating Partnership that is not an affiliate of the Company for an aggregate consideration of approximately $18 million.

In connection with the consummation of the Farallon Transaction, ARC Capital Trust I (the "Trust"), a subsidiary of the Company, redeemed all $25.8 million of its trust securities on July 31, 2007, for a redemption price equal to 100% of the principal amount of such securities, plus accrued interest and an additional one-time payment of $1,237,440 to be paid on a pro-rata basis among all of the outstanding securities. As part of the redemption, the Company also redeemed the $25.8 million principal amount of unsecured junior subordinated notes issued to the Trust.

In connection with the Company's name change, the Company will also change its trading symbols on the New York Stock Exchange for its common stock from "ARC" to "HTH" and its preferred stock from "ARCPRA" to "HTHPRA", effective as of August 1, 2007.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

The pro forma statements required by this Item 9.01(b) are incorporated herein by reference to the information under the caption "Summary of Selected Historical and Pro Forma Financial Information" and "Annex D: Selected ARC Historical Financial Data and Unaudited Pro Forma Condensed Consolidated Financial Statements" in the Company's Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 18, 2007.

(d)  Exhibits.

Exhibit No.	Description

3.1	Articles of Amendment, dated July 31, 2007, by Affordable Residential Communities Inc.
99.1	Press Release issued by Affordable Residential Communities Inc., dated July 31, 2007.
99.2

Pro Forma Financial Information (incorporated by reference to the information under the caption "Summary of Selected Historical and Pro Forma Financial Information" and "Annex D: Selected ARC Historical Financial Data and Unaudited Pro Forma Condensed Consolidated Financial Statements" in the Proxy Statement on Schedule 14A filed by Affordable Residential Communities Inc. on June 18, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 31, 2007

AFFORDABLE RESIDENTIAL COMMUNITIES INC.

By:	/s/ Scott L. Gesell
Scott L. Gesell
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment, dated July 31, 2007, by Affordable Residential Communities Inc.
99.1	Press Release issued by Affordable Residential Communities Inc., dated July 31, 2007.
99.2

Pro Forma Financial Information (incorporated by reference to the information under the caption "Summary of Selected Historical and Pro Forma Financial Information" and "Annex D: Selected ARC Historical Financial Data and Unaudited Pro Forma Condensed Consolidated Financial Statements" in the Proxy Statement on Schedule 14A filed by Affordable Residential Communities Inc. on June 18, 2007).